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                                                                 Exhibit 10.36

                             SECURED PROMISSORY NOTE



$500,000.00                                                 New York, New York
                                                            December 15,  1999


For value received, the undersigned, Financial Performance Corporation ("Maker"), a New York corporation with an address at 335 Madison Avenue, New York, New York 10017, hereby absolutely and unconditionally promises to pay to the order of Robert S. Trump ("Payee"), an individual with an address c/o Trump Management, Inc., 2611 West 2nd Street, Brooklyn, New York 11223, at such address or at such other address as may be designated by the holder of this Note, the principal sum of Five Hundred Thousand and 00/100 ($500,000.00) Dollars, together with accrued interest thereon from the date hereof at the rate of ten (10%) percent per annum, in lawful money of the United States of America. Interest shall be computed on the basis of the actual number of days elapsed in a 360-day year.

Interest on the principal amount of this note shall be payable at maturity. The entire principal balance and all unpaid accrued interest thereon shall be due and payable on February 15, 2000 ("Maturity Date").

If the entire principal balance due hereunder and all accrued interest thereon is not paid by Maker to Payee on or before the Maturity Date; or if Maker shall make, or attempt to make, any assignment for the benefit of creditors or be adjudged to be insolvent or be unable to pay its debts as they mature, or should any receiver, trustee, liquidator, custodian or like officer be appointed to take custody, possession or control of any property of Maker, or application be made therefor; or should Maker otherwise default hereunder or under the security agreement between Maker, as debtor, and Maker, as secured party, dated even date herewith (the "Security Agreement"); or if there shall occur any event by which under the terms of the Security Agreement the indebtedness evidenced hereby may or shall become due or payable; or if any representation or warranty made by Maker to Payee pursuant to the Security Agreement shall be false, incorrect or misleading, then and in any of such events, Payee may, without notice to Maker, declare the entire principal balance of this note, plus all accrued unpaid interest thereon, immediately due and payable.

This note is secured by a first priority security interest in a sixty-day certificate of deposit to be purchased with the proceeds of this note, and to be issued by European American Bank, New York, New York, in the principal amount of five hundred thousand and 00/100 ($500,000.00) dollars, having a maturity date of on or about February 15, 2000 (the "Certificate of Deposit").
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From and after the Maturity Date (whether by acceleration, extension or otherwise) and until the entire principal amount of this note, together with all accrued unpaid interest thereon and the prepayment fee referred herein, if applicable, shall be paid, this note shall bear interest at the lesser of twenty (20%) percent per annum or the then highest rate permitted by applicable law. If default be made in the payment of the indebtedness evidenced hereby, Maker agrees to pay, in addition to all principal and interest, all costs and expenses incurred by Payee in connection with enforcing this note and the Security Agreement, including, without limitation, attorneys' fees, disbursements and court costs, all of which sums shall be deemed part of the indebtedness evidenced hereby. Maker shall also pay all costs and expenses incurred by Payee if it is determined that there has occurred a default or any event which, with the giving of notice or the passage of time, or both, would constitute a default, regardless of whether Payee takes any action to enforce this note or any of the Security Agreements. Any sums received hereunder by Payee shall be applied first to the payment of collection costs and expenses, if any, second, to the payment of accrued interest, and the balance, to the reduction of the principal sum.

If any payment required hereunder shall be determined to be a payment of interest in excess of the maximum legal rate of interest allowable under any applicable usury laws, such excess payment shall, at the sole option of Payee,
(i) be reduced by an amount necessary to reduce same to the permitted amount, or
(ii) be credited by Payee against the outstanding principal balance, it being the intention of the parties hereto that only a permissible rate of interest shall be charged to and payable by Maker.

This note may be voluntarily prepaid, in whole only, upon not less than three
(3) days' prior written notice to the Payee of Maker's intention to so prepay, which notice shall specify the date on which such prepayment is to occur (the "Prepayment Date"). Any prepayment of this note, whether voluntary or involuntary, by acceleration or otherwise, shall be made together with the payment of: (i) all interest accrued hereunder through the Prepayment Date; and
(ii) any and all other sums due and owing from Maker to Payee, whether under this note and/or the Security Agreement or otherwise.

Payee and each subsequent holder of this note, may freely transfer, assign, pledge, hypothecate or otherwise make any disposition of Payee's (or such holder's) interest in this note, and in any or all of the Security Agreement, in whole or in part, from time to time.

Maker and all others who are or may become liable for the payment of all or any part of the indebtedness evidenced hereby, hereby waive diligence, presentment, demand for payment, notice of nonpayment, notice of dishonor, protest, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this note. In addition, Maker expressly waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof any and all existing and future claims, off-sets and defenses to this note, including, without limitation, any defense based on or arising out of the unenforceability of this note or any part thereof. No delay or failure on the part of Payee in exercising

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any right hereunder or under the Security Agreement shall operate as a waiver of such right, any provision of this note or any of the Security Agreement or of any of Payee's other rights or remedies under this note or the Security Agreement, at law or in equity, nor shall it prevent Payee from exercising any rights or remedies with respect to the subsequent happening of the same or similar occurrences.

The liability of Maker hereunder is exclusive and independent of any security for payment of this note under the Security Agreement or otherwise and upon any default in payment pursuant to this note, Payee may, at its option, proceed directly against Maker in a separate action or actions without foreclosing upon, selling or otherwise disposing of or collecting any property or other collateral securing payment of this note under the Security Agreement or otherwise. No release of any security for the principal indebtedness due under this note or extension of time for payment of this note, and no alteration, amendment or waiver of any provision of this note or the Security Agreement, shall release, discharge, modify, change or affect the liability of Maker under this note or under the Security Agreement.

This note may not be modified orally, and shall be governed, construed and interpreted under the internal laws of the State of New York. In the event of any dispute between Maker and Payee, venue shall lie in New York County.

If any provision of this note is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this note shall nevertheless be binding upon the parties hereto with the same force and effect as though the void or unenforceable part had been severed and deleted.

This note, and the rights and obligations of Maker hereunder, are not assignable in whole or in part by Maker. The provisions of this note shall bind Maker, its successors and assigns and shall inure to the benefit of Payee, any subsequent holder of this note and their respective successors and assigns. This note may be freely transferred and assigned, in whole or in part, from time to time, by Payee and Payee's successors and assigns.


Witness:                               Maker: Financial Performance Corporation



                                       By: /s/ William F. Finley
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                                               William F. Finley, President

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                                 ACKNOWLEDGMENT



STATE OF NEW YORK    )
                     : ss.:
COUNTY OF NEW YORK   )

         On the 15th day of December, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared William F. Finley, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


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Signature and Office of individual
taking acknowledgment

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